Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Announces Record First Quarter 2022 Financial Results
•Record Quarterly Diluted Earnings Per Common Share from Continuing Operations; $11.78 per share
•Record Net Income from Continuing Operations; $201.1 million or 99.3% Increase
HOUSTON, TX, April 27, 2022 — Group 1 Automotive, Inc. (NYSE: GPI) (“Group 1” or the “Company”), an international, Fortune 300 automotive retailer with 202 dealerships located in the U.S. and U.K., today reported record first quarter 2022 financial results.
Current Quarter Results Overview — Continuing and Discontinued Operations
First quarter 2022 (“current quarter”) net income was $202.9 million. Current quarter adjusted net income (a non-GAAP measure) was $186.4 million.
Current quarter diluted earnings per common share was $11.88. Current quarter adjusted diluted earnings per common share (a non-GAAP measure) was $10.92.
“Our record profit performance this quarter was the result of continued strong consumer demand and outstanding operational performance across all business segments in the U.S. and U.K. Our 2021 acquisitions, especially the Prime Auto Group, performed far above our expectations in the first quarter and our U.K. operations achieved an all-time profit record. Service growth and cost leverage were noteworthy in both the U.S. and U.K. with U.S. service growth of 18.6% over last year on a same store basis and consolidated adjusted SG&A down 381 bps over last year. We expect our strong vehicle sales margins to continue this year in both markets as new vehicle supply is expected to remain constrained for the remainder of this year,” said Earl J. Hesterberg, Group 1’s President and Chief Executive Officer.
Reconciliations for financial results, non-GAAP metrics, and diluted earnings per common share between continuing and discontinued operations are included in the accompanying financial tables.
Current Quarter Results Overview — Continuing Operations
Current quarter total revenues were an all-time record of $3.8 billion, a 30.1% increase compared to total revenues of $3.0 billion for the first quarter of 2021 (“prior year quarter”).
Current quarter net income from continuing operations was an all-time record of $201.1 million, a 99.3% increase compared to net income from continuing operations of $100.9 million for the prior year quarter. Current quarter adjusted net income from continuing operations (a non-GAAP measure) was $184.6 million, an 81.6% increase compared to adjusted net income from continuing operations of $101.7 million for the prior year quarter.
Current quarter diluted earnings per common share from continuing operations was an all-time record of $11.78, a 115.3% increase over diluted earnings per common share from continuing operations of $5.47 for the prior year quarter. Current quarter adjusted diluted earnings per common share from continuing operations (a non-GAAP measure) was also an all-time record of $10.81, a 96.2% increase over adjusted diluted earnings per common share from continuing operations of $5.51 for the prior year quarter. Current quarter and prior year quarter adjusted diluted earnings per common share from continuing operations excludes adjusted diluted earnings per common share from discontinued operations of $0.11 and $0.06, respectively.

First Quarter 2022 Key Performance Metrics (year-over-year comparable period basis)	Consolidated		Same Store (a non-GAAP measure)
Reported:	1Q22	Change	1Q22	Change
Total revenues	$3.8B	+30.1%	$3.2B	+11.0%
Total gross profit (“GP”)	$724.7M	+50.6%	$606.9M	+27.8%
New Vehicle (“NV”) Gross Margin (“GM”)	11.5%	+5.2%	11.4%	+5.0%
NV units sold	36,733	+2.9%	30,260	(14.2)%
NV GP per retail unit (“PRU”)	$5,479	+104.4%	$5,407	+101.5%
Used vehicle (“UV”) GM	6.5%	(0.1)%	6.4%	(0.2)%
UV retail units sold	43,806	+16.7%	37,415	+0.9%
UV retail GP PRU	$2,005	+28.7%	$1,975	+26.4%
Parts & service (“P&S”) GP	$259.8M	+31.4%	$218.9M	+12.4%
P&S GM	54.9%	(1.1)%	54.0%	(2.0)%
Finance and Insurance (“F&I”) revenues	$173.0M	+37.7%	$148.7M	+20.0%
F&I GP PRU	$2,148	+25.2%	$2,197	+28.3%
Selling, General and Administrative (“SG&A”) expenses as a % of GP	57.7%	(695) bps	60.5%	(406) bps
Adjusted SG&A expenses (a non-GAAP measure) as a % of GP	60.7%	(381) bps	60.5%	(380) bps
Corporate Development
In March 2022, the Company acquired Toyota of North Austin, which is ranked in the top 20 nationally in Toyota new vehicle volume. The dealership is expected to generate $435.0 million in annualized revenues. In April 2022, the Company acquired a Toyota dealership in New Mexico, which is expected to generate $115.0 million in annualized revenues, bringing year-to-date total acquired expected revenues for the Company to $550.0 million.
“The acquisition of these two large Toyota dealerships in growing markets where we already operate is a major growth opportunity for our U.S. operations. We can integrate and leverage these new businesses immediately,” said Daryl A. Kenningham, Group 1’s President of U.S. Operations.
In February 2022, the Company disposed of one Honda and one Toyota dealership in the New England area. These stores generated approximately $125.0 million in annualized revenues.
The Company also announced the pending sale of its Brazilian operations in November 2021. This sale is expected to close in the second quarter of 2022.
Share Repurchase
During the current quarter, the Company repurchased 638,696 shares, representing approximately 4.0% of the Company’s current quarter beginning outstanding common shares, at an average price per common share of $180.30, for a total of $115.2 million. The Company has $103.3 million remaining on its Board authorized common share repurchase program. As of March 31, 2022, the Company had an aggregate 16.7 million outstanding common shares and unvested restricted stock awards. Future repurchases may be made from time to time, based on market conditions, legal requirements, and other corporate considerations, in the open market or in privately negotiated transactions, and subject to Board approval and covenant restrictions.
First Quarter 2022 Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the first quarter 2022 financial results. The conference call will be simulcast live on the Internet at group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: group1corp.com/events. A webcast replay will be available for 30 days.

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:
Domestic: 1-888-317-6003
International: 1-412-317-6061
Conference ID: 9657751
A telephonic replay will be available following the call through May 4, 2022, by dialing:
Domestic: 1-877-344-7529
International: 1-412-317-0088
Replay ID: 2983745
ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns and operates 202 automotive dealerships, 268 franchises, and 46 collision centers in the United States and the United Kingdom that offer 34 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Group 1 discloses additional information about the Company, its business, and its results of operations at www.group1corp.com, www.group1auto.com, www.group1collision.com, www.acceleride.com, www.facebook.com/group1auto, and www.twitter.com/group1auto.
FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our strategic investments, goals, plans, projections and guidance regarding our financial position, results of operations and business strategy, and often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "should," "foresee," "may" or "will" and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, (i) the impacts of COVID-19 on our business, (j) the impacts of any potential global recession, (k) our ability to maintain sufficient liquidity to operate, (l) the risk that proposed transactions will not be consummated in a timely manner, (m) our ability to successfully integrate recent and future acquisitions, and (n) the impacts on our business resulting from Russia’s military action in Ukraine and the imposition of sanctions on Russia. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES, SAME STORE DATA, AND OTHER DATA
In addition to evaluating the financial condition and results of our operations in accordance with U.S. GAAP, from time to time our management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering alternative financial measures not prepared in accordance with U.S. GAAP. In our evaluation of results from time to time, we exclude items that do not arise directly from core operations, such as non-cash asset impairment charges, out-of-period adjustments, legal matters, gains and losses on dealership franchise or real estate transactions, and catastrophic events, such as hailstorms, hurricanes, and snow storms. Because these non-core charges and gains materially affect the Company's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. This includes evaluating measures such as adjusted selling, general and administrative expenses, adjusted net income, adjusted diluted earnings per share, and constant currency. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures. Non-GAAP measures do not have definitions under U.S. GAAP and may be defined differently by, and not be comparable to similarly titled measures used by, other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with U.S. GAAP. We caution investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable U.S. GAAP measures.
In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Our management also uses these adjusted measures in conjunction with U.S. GAAP financial measures to assess our business, including communication with our Board of Directors, investors, and industry analysts concerning financial performance. We disclose these non-GAAP measures, and the related reconciliations, because we believe investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance. The exclusion of certain expenses in the calculation of non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. We anticipate excluding these expenses in the future presentation of our non-GAAP financial measures.
In addition, we evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our underlying business and results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period reported results for entities reporting in currencies other than U.S. dollars using comparative period exchange rates rather than the actual exchange rates in effect during the respective periods. The constant currency performance measures should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP. The Same Store amounts presented include the results of dealerships for the identical months in each period presented in comparison, commencing with the first full month in which the dealership was owned by us and, in the case of dispositions, ending with the last full month it was owned by us. Same Store results also include the activities of our corporate headquarters.
Certain amounts in the financial statements may not compute due to rounding. All computations have been calculated using unrounded amounts for all periods presented.
SOURCE: Group 1 Automotive, Inc.

Investor contacts:
Jason Babbitt
Vice President, Treasurer
Group 1 Automotive, Inc.
713-647-5759 | jbabbitt@group1auto.com
Media contacts:
Pete DeLongchamps
Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share data)

	Three Months Ended March 31,
	2022	2021	Increase/(Decrease)	% Change
REVENUES:
New vehicle retail sales	$1,745.1	$1,509.2	$235.9	15.6%
Used vehicle retail sales	1,359.9	888.1	471.8	53.1%
Used vehicle wholesale sales	93.5	78.2	15.2	19.5%
Parts and service sales	472.9	352.8	120.1	34.0%
Finance, insurance and other, net	173.0	125.6	47.4	37.7%
Total revenues	3,844.4	2,953.9	890.4	30.1%
COST OF SALES:
New vehicle retail sales	1,543.9	1,413.6	130.3	9.2%
Used vehicle retail sales	1,272.0	829.6	442.4	53.3%
Used vehicle wholesale sales	90.6	74.5	16.2	21.7%
Parts and service sales	213.1	155.0	58.0	37.4%
Total cost of sales	3,119.7	2,472.7	647.0	26.2%
GROSS PROFIT	724.7	481.3	243.4	50.6%
Selling, general and administrative expenses	418.5	311.4	107.1	34.4%
Depreciation and amortization expense	21.2	19.2	2.0	10.3%
INCOME FROM OPERATIONS	285.0	150.7	134.3	89.1%
Floorplan interest expense	5.3	7.5	(2.2)	(29.9)%
Other interest expense, net	17.4	13.2	4.3	32.5%
INCOME BEFORE INCOME TAXES	262.3	130.0	132.3	101.8%
Provision for income taxes	61.2	29.1	32.1	110.4%
Net income from continuing operations	201.1	100.9	100.2	99.3%
Net income from discontinued operations	1.8	1.0	0.8	77.9%
NET INCOME	$202.9	$101.9	$101.0	99.1%
Less: Earnings allocated to participating securities	5.9	3.5	2.4	69.6%
Net income available to diluted common shares	$197.1	$98.5	$98.6	100.1%
Diluted earnings per share from continuing operations	$11.78	$5.47	$6.31	115.3%
Diluted earnings per share from discontinued operations	$0.11	$0.06	$0.05	92.2%
DILUTED EARNINGS PER SHARE	$11.88	$5.52	$6.36	115.0%
Weighted average dilutive common shares outstanding	16.6	17.8	(1.2)	(6.9)%
Weighted average participating securities	0.5	0.6	(0.1)	(21.4)%
Total weighted average shares	17.1	18.5	(1.4)	(7.4)%
Effective tax rate on continuing operations	23.3%	22.4%	1.0%

Group 1 Automotive, Inc.
Additional Information — Consolidated
(Unaudited)

	March 31, 2022	December 31, 2021	Increase/(Decrease)	% Change
SELECTED BALANCE SHEET INFORMATION:
(In millions)
Cash and cash equivalents	$16.6	$14.9	$1.7	11.1%
Inventories, net	$1,096.4	$1,073.1	$23.3	2.2%
Floorplan notes payable, net (1)	$704.7	$531.0	$173.7	32.7%
Total debt	$1,988.7	$2,035.7	$(47.0)	(2.3)%
Total equity	$1,949.2	$1,825.2	$124.0	6.8%
(1) Amounts are net of offset accounts of $199.6 and $271.9, respectively.

	Three Months Ended March 31,
	2022	2021
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
United States	80.3%	81.7%
United Kingdom	19.7%	18.3%

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Lexus	23.0%	25.8%
Volkswagen/Audi/Porsche/SEAT/SKODA	15.3%	14.7%
BMW/MINI	13.1%	10.1%
Ford/Lincoln	8.2%	10.0%
Honda/Acura	8.0%	8.6%
Chevrolet/GMC/Buick/Cadillac	6.2%	7.4%
Mercedes-Benz/smart/Sprinter	5.9%	5.2%
Chrysler/Dodge/Jeep/RAM	5.2%	4.3%
Nissan	4.6%	5.3%
Hyundai/Kia/Genesis	4.3%	4.9%
Subaru	3.0%	1.6%
Jaguar/Land Rover	1.4%	2.1%
Mazda	1.4%	—%
Other	0.3%	—%
	100.0%	100.0%

	March 31, 2022	December 31, 2021	March 31, 2021
DAYS’ SUPPLY IN INVENTORY (1):
Consolidated
New vehicle inventory	11	12	33
Used vehicle inventory	33	42	28
U.S.
New vehicle inventory	9	9	34
Used vehicle inventory	28	36	23
U.K.
New vehicle inventory	17	33	28
Used vehicle inventory	52	66	44
(1) Days’ supply in inventory is calculated based on inventory unit levels and 30-day total unit sales volumes, both at the end of each reporting period.

Group 1 Automotive, Inc.
Reported Operating Data — Consolidated
(Unaudited)
(In millions, except unit data)

	Three Months Ended March 31,
	2022	2021	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$1,745.1	$1,509.2	$235.9	15.6%	$(11.1)	16.4%
Used vehicle retail sales	1,359.9	888.1	471.8	53.1%	(9.5)	54.2%
Used vehicle wholesale sales	93.5	78.2	15.2	19.5%	(1.0)	20.8%
Total used	1,453.4	966.3	487.0	50.4%	(10.5)	51.5%
Parts and service sales	472.9	352.8	120.1	34.0%	(1.9)	34.6%
F&I, net	173.0	125.6	47.4	37.7%	(0.6)	38.2%
Total revenues	$3,844.4	$2,953.9	$890.4	30.1%	$(24.1)	31.0%
Gross profit:
New vehicle retail sales	$201.3	$95.7	$105.6	110.4%	$(1.1)	111.5%
Used vehicle retail sales	87.8	58.5	29.4	50.2%	(0.6)	51.1%
Used vehicle wholesale sales	2.8	3.8	(0.9)	(25.1)%	—	(25.6)%
Total used	90.7	62.3	28.4	45.6%	(0.5)	46.5%
Parts and service sales	259.8	197.7	62.1	31.4%	(1.2)	32.0%
F&I, net	173.0	125.6	47.4	37.7%	(0.6)	38.2%
Total gross profit	$724.7	$481.3	$243.4	50.6%	$(3.4)	51.3%
Gross margin:
New vehicle retail sales	11.5%	6.3%	5.2%
Used vehicle retail sales	6.5%	6.6%	(0.1)%
Used vehicle wholesale sales	3.0%	4.8%	(1.8)%
Total used	6.2%	6.4%	(0.2)%
Parts and service sales	54.9%	56.1%	(1.1)%
Total gross margin	18.9%	16.3%	2.6%
Units sold:
Retail new vehicles sold	36,733	35,692	1,041	2.9%
Retail used vehicles sold	43,806	37,543	6,263	16.7%
Wholesale used vehicles sold	9,099	9,578	(479)	(5.0)%
Total used	52,905	47,121	5,784	12.3%
Average sales price per unit sold:
New vehicle retail	$47,509	$42,285	$5,224	12.4%	$(301)	13.1%
Used vehicle retail	$31,043	$23,656	$7,387	31.2%	$(217)	32.1%
Gross profit per unit sold:
New vehicle retail sales	$5,479	$2,680	$2,799	104.4%	$(30)	105.5%
Used vehicle retail sales	$2,005	$1,558	$447	28.7%	$(13)	29.5%
Used vehicle wholesale sales	$310	$394	$(83)	(21.2)%	$2	(21.7)%
Total used	$1,714	$1,321	$392	29.7%	$(10)	30.5%
F&I PRU	$2,148	$1,715	$432	25.2%	$(8)	25.7%
Other:
SG&A expenses	$418.5	$311.4	$107.1	34.4%	$(1.8)	35.0%
Adjusted SG&A expenses (1)	$439.8	$310.4	$129.4	41.7%	$(1.9)	42.3%
SG&A as % gross profit	57.7%	64.7%	(6.9)%
Adjusted SG&A as % gross profit (1)	60.7%	64.5%	(3.8)%
Operating margin %	7.4%	5.1%	2.3%
Adjusted operating margin % (1)	6.9%	5.1%	1.7%
Pretax margin %	6.8%	4.4%	2.4%
Adjusted pretax margin % (1)	6.3%	4.4%	1.8%
Floorplan expense:
Floorplan interest expense	$5.3	$7.5	$(2.2)	(29.9)%	$—	(29.3)%
Less: Floorplan assistance (2)	14.0	13.2	0.8	6.3%	—	6.3%
Net floorplan expense	$(8.8)	$(5.7)	$(3.1)		$—
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
(2) Floorplan assistance is included within New vehicle retail Gross profit above and New vehicle retail Cost of sales in our Condensed Consolidated Statements of Operations.

Group 1 Automotive, Inc.
Reported Operating Data — U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended March 31,
	2022	2021	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$1,433.1	$1,246.0	$187.1	15.0%
Used vehicle retail sales	1,037.9	696.5	341.4	49.0%
Used vehicle wholesale sales	57.2	50.4	6.8	13.5%
Total used	1,095.1	746.9	348.2	46.6%
Parts and service sales	408.4	296.3	112.1	37.8%
F&I, net	154.7	115.1	39.7	34.5%
Total revenues	$3,091.3	$2,404.3	$687.0	28.6%
Gross profit:
New vehicle retail sales	$173.3	$80.9	$92.5	114.3%
Used vehicle retail sales	68.7	50.3	18.3	36.5%
Used vehicle wholesale sales	3.2	3.9	(0.7)	(17.5)%
Total used	71.9	54.3	17.7	32.5%
Parts and service sales	221.0	165.1	55.9	33.8%
F&I, net	154.7	115.1	39.7	34.5%
Total gross profit	$620.9	$415.3	$205.6	49.5%
Gross margin:
New vehicle retail sales	12.1%	6.5%	5.6%
Used vehicle retail sales	6.6%	7.2%	(0.6)%
Used vehicle wholesale sales	5.7%	7.8%	(2.1)%
Total used	6.6%	7.3%	(0.7)%
Parts and service sales	54.1%	55.7%	(1.6)%
Total gross margin	20.1%	17.3%	2.8%
Units sold:
Retail new vehicles sold	29,498	29,152	346	1.2%
Retail used vehicles sold	33,940	30,431	3,509	11.5%
Wholesale used vehicles sold	6,001	6,440	(439)	(6.8)%
Total used	39,941	36,871	3,070	8.3%
Average sales price per unit sold:
New vehicle retail	$48,583	$42,743	$5,840	13.7%
Used vehicle retail	$30,580	$22,888	$7,692	33.6%
Gross profit per unit sold:
New vehicle retail sales	$5,876	$2,774	$3,102	111.8%
Used vehicle retail sales	$2,023	$1,654	$369	22.3%
Used vehicle wholesale sales	$540	$610	$(70)	(11.5)%
Total used	$1,800	$1,471	$329	22.4%
F&I PRU	$2,439	$1,931	$508	26.3%
Other:
SG&A expenses	$353.6	$261.7	$91.9	35.1%
Adjusted SG&A expenses (1)	$372.3	$261.4	$110.9	42.4%
SG&A as % gross profit	56.9%	63.0%	(6.1)%
Adjusted SG&A as % gross profit (1)	60.0%	62.9%	(3.0)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data — U.K.
(Unaudited)
(In millions, except unit data)

	Three Months Ended March 31,
	2022	2021	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$312.0	$263.2	$48.9	18.6%	$(11.1)	22.8%
Used vehicle retail sales	322.0	191.6	130.4	68.1%	(9.5)	73.0%
Used vehicle wholesale sales	36.3	27.8	8.4	30.3%	(1.0)	33.9%
Total used	358.3	219.4	138.8	63.3%	(10.5)	68.0%
Parts and service sales	64.5	56.5	8.0	14.2%	(1.9)	17.5%
F&I, net	18.3	10.6	7.7	72.9%	(0.6)	78.7%
Total revenues	$753.0	$549.6	$203.4	37.0%	$(24.1)	41.4%
Gross profit:
New vehicle retail sales	$27.9	$14.8	$13.2	89.0%	$(1.1)	96.3%
Used vehicle retail sales	19.2	8.2	11.0	134.7%	(0.6)	141.4%
Used vehicle wholesale sales	(0.4)	(0.2)	(0.3)	NM	—	NM
Total used	18.8	8.0	10.7	134.1%	(0.5)	140.8%
Parts and service sales	38.8	32.6	6.2	19.0%	(1.2)	22.6%
F&I, net	18.3	10.6	7.7	72.9%	(0.6)	78.7%
Total gross profit	$103.8	$66.0	$37.8	57.3%	$(3.4)	62.5%
Gross margin:
New vehicle retail sales	9.0%	5.6%	3.3%
Used vehicle retail sales	6.0%	4.3%	1.7%
Used vehicle wholesale sales	(1.2)%	(0.6)%	(0.6)%
Total used	5.2%	3.7%	1.6%
Parts and service sales	60.2%	57.8%	2.4%
Total gross margin	13.8%	12.0%	1.8%
Units sold:
Retail new vehicles sold	7,235	6,540	695	10.6%
Retail used vehicles sold	9,866	7,112	2,754	38.7%
Wholesale used vehicles sold	3,098	3,138	(40)	(1.3)%
Total used	12,964	10,250	2,714	26.5%
Average sales price per unit sold:
New vehicle retail	$43,129	$40,240	$2,889	7.2%	$(1,528)	11.0%
Used vehicle retail	$32,638	$26,941	$5,697	21.1%	$(962)	24.7%
Gross profit per unit sold:
New vehicle retail sales	$3,861	$2,261	$1,600	70.8%	$(150)	77.4%
Used vehicle retail sales	$1,944	$1,149	$795	69.2%	$(56)	74.0%
Used vehicle wholesale sales	$(135)	$(51)	$(84)	NM	$6	NM
Total used	$1,447	$782	$666	85.1%	$(41)	90.4%
F&I PRU	$1,068	$773	$294	38.1%	$(36)	42.7%
Other:
SG&A expenses	$64.9	$49.6	$15.2	30.7%	$(1.8)	34.3%
Adjusted SG&A expenses (1)	$67.5	$49.1	$18.5	37.7%	$(1.9)	41.6%
SG&A as % gross profit	62.5%	75.2%	(12.7)%
Adjusted SG&A as % gross profit (1)	65.1%	74.3%	(9.3)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Same Store Operating Data — Consolidated
(Unaudited)
(In millions, except unit data)

	Three Months Ended March 31,
	2022	2021	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$1,440.7	$1,490.4	$(49.6)	(3.3)%	$(10.1)	(2.7)%
Used vehicle retail sales	1,163.1	878.3	284.8	32.4%	(8.4)	33.4%
Used vehicle wholesale sales	79.6	77.5	2.1	2.8%	(0.9)	4.0%
Total used	1,242.7	955.8	287.0	30.0%	(9.3)	31.0%
Parts and service sales	405.0	347.1	57.9	16.7%	(1.7)	17.2%
F&I, net	148.7	123.9	24.8	20.0%	(0.6)	20.4%
Total revenues	$3,237.2	$2,917.1	$320.1	11.0%	$(21.7)	11.7%
Gross profit:
New vehicle retail sales	$163.6	$94.6	$69.0	72.9%	$(1.0)	74.0%
Used vehicle retail sales	73.9	58.0	15.9	27.5%	(0.5)	28.3%
Used vehicle wholesale sales	1.8	3.8	(2.0)	(51.8)%	—	(52.3)%
Total used	75.7	61.7	14.0	22.7%	(0.5)	23.4%
Parts and service sales	218.9	194.7	24.2	12.4%	(1.1)	13.0%
F&I, net	148.7	123.9	24.8	20.0%	(0.6)	20.4%
Total gross profit	$606.9	$474.9	$132.0	27.8%	$(3.1)	28.4%
Gross margin:
New vehicle retail sales	11.4%	6.3%	5.0%
Used vehicle retail sales	6.4%	6.6%	(0.2)%
Used vehicle wholesale sales	2.3%	4.9%	(2.6)%
Total used	6.1%	6.5%	(0.4)%
Parts and service sales	54.0%	56.1%	(2.0)%
Total gross margin	18.7%	16.3%	2.5%
Units sold:
Retail new vehicles sold	30,260	35,263	(5,003)	(14.2)%
Retail used vehicles sold	37,415	37,092	323	0.9%
Wholesale used vehicles sold	7,377	9,457	(2,080)	(22.0)%
Total used	44,792	46,549	(1,757)	(3.8)%
Average sales price per unit sold:
New vehicle retail	$47,612	$42,264	$5,348	12.7%	$(334)	13.4%
Used vehicle retail	$31,087	$23,679	$7,408	31.3%	$(224)	32.2%
Gross profit per unit sold:
New vehicle retail sales	$5,407	$2,683	$2,724	101.5%	$(33)	102.8%
Used vehicle retail sales	$1,975	$1,563	$412	26.4%	$(13)	27.2%
Used vehicle wholesale sales	$246	$398	$(152)	(38.2)%	$2	(38.8)%
Total used	$1,691	$1,326	$364	27.5%	$(10)	28.3%
F&I PRU	$2,197	$1,712	$484	28.3%	$(8)	28.8%
Other:
SG&A expenses	$367.0	$306.5	$60.5	19.7%	$(1.8)	20.3%
Adjusted SG&A expenses (1)	$367.0	$305.3	$61.8	20.2%	$(1.8)	20.8%
SG&A as % gross profit	60.5%	64.5%	(4.1)%
Adjusted SG&A as % gross profit (1)	60.5%	64.3%	(3.8)%
Operating margin %	6.8%	5.1%	1.7%
Adjusted operating margin % (1)	6.8%	5.2%	1.7%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended March 31,
	2022	2021	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$1,155.8	$1,227.6	$(71.8)	(5.8)%
Used vehicle retail sales	878.0	687.7	190.4	27.7%
Used vehicle wholesale sales	46.3	49.7	(3.4)	(6.9)%
Total used	924.4	737.4	187.0	25.4%
Parts and service sales	347.8	293.3	54.5	18.6%
F&I, net	131.9	113.4	18.5	16.3%
Total revenues	$2,559.8	$2,371.6	$188.2	7.9%
Gross profit:
New vehicle retail sales	$138.3	$79.9	$58.5	73.2%
Used vehicle retail sales	57.0	49.8	7.2	14.4%
Used vehicle wholesale sales	2.2	3.9	(1.7)	(42.9)%
Total used	59.3	53.7	5.5	10.3%
Parts and service sales	184.4	163.2	21.2	13.0%
F&I, net	131.9	113.4	18.5	16.3%
Total gross profit	$513.9	$410.2	$103.7	25.3%
Gross margin:
New vehicle retail sales	12.0%	6.5%	5.5%
Used vehicle retail sales	6.5%	7.2%	(0.8)%
Used vehicle wholesale sales	4.8%	7.8%	(3.0)%
Total used	6.4%	7.3%	(0.9)%
Parts and service sales	53.0%	55.7%	(2.6)%
Total gross margin	20.1%	17.3%	2.8%
Units sold:
Retail new vehicles sold	23,769	28,739	(4,970)	(17.3)%
Retail used vehicles sold	28,901	30,037	(1,136)	(3.8)%
Wholesale used vehicles sold	4,639	6,344	(1,705)	(26.9)%
Total used	33,540	36,381	(2,841)	(7.8)%
Average sales price per unit sold:
New vehicle retail	$48,625	$42,714	$5,912	13.8%
Used vehicle retail	$30,381	$22,894	$7,488	32.7%
Gross profit per unit sold:
New vehicle retail sales	$5,819	$2,779	$3,041	109.4%
Used vehicle retail sales	$1,974	$1,660	$314	18.9%
Used vehicle wholesale sales	$477	$611	$(134)	(21.9)%
Total used	$1,767	$1,477	$290	19.7%
F&I PRU	$2,504	$1,929	$575	29.8%
Other:
SG&A expenses	$306.5	$258.7	$47.9	18.5%
Adjusted SG&A expenses (1)	$306.5	$257.4	$49.1	19.1%
SG&A as % gross profit	59.6%	63.1%	(3.4)%
Adjusted SG&A as % gross profit (1)	59.6%	62.8%	(3.1)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — U.K.
(Unaudited)
(In millions, except unit data)

	Three Months Ended March 31,
	2022	2021	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$285.0	$262.8	$22.2	8.4%	$(10.1)	12.3%
Used vehicle retail sales	285.1	190.6	94.4	49.5%	(8.4)	53.9%
Used vehicle wholesale sales	33.3	27.7	5.6	20.1%	(0.9)	23.4%
Total used	318.4	218.4	100.0	45.8%	(9.3)	50.1%
Parts and service sales	57.3	53.9	3.4	6.3%	(1.7)	9.4%
F&I, net	16.8	10.5	6.2	59.4%	(0.6)	64.8%
Total revenues	$677.3	$545.5	$131.8	24.2%	$(21.7)	28.1%
Gross profit:
New vehicle retail sales	$25.3	$14.8	$10.5	71.4%	$(1.0)	78.1%
Used vehicle retail sales	16.9	8.1	8.7	107.5%	(0.5)	113.4%
Used vehicle wholesale sales	(0.4)	(0.1)	(0.3)	NM	—	NM
Total used	16.5	8.0	8.4	105.4%	(0.5)	111.2%
Parts and service sales	34.4	31.4	3.0	9.5%	(1.1)	12.9%
F&I, net	16.8	10.5	6.2	59.4%	(0.6)	64.8%
Total gross profit	$93.0	$64.7	$28.2	43.6%	$(3.1)	48.4%
Gross margin:
New vehicle retail sales	8.9%	5.6%	3.3%
Used vehicle retail sales	5.9%	4.3%	1.7%
Used vehicle wholesale sales	(1.2)%	(0.4)%	(0.8)%
Total used	5.2%	3.7%	1.5%
Parts and service sales	60.1%	58.4%	1.8%
Total gross margin	13.7%	11.9%	1.9%
Units sold:
Retail new vehicles sold	6,491	6,524	(33)	(0.5)%
Retail used vehicles sold	8,514	7,055	1,459	20.7%
Wholesale used vehicles sold	2,738	3,113	(375)	(12.0)%
Total used	11,252	10,168	1,084	10.7%
Average sales price per unit sold:
New vehicle retail	$43,903	$40,282	$3,621	9.0%	$(1,557)	12.9%
Used vehicle retail	$33,483	$27,023	$6,460	23.9%	$(986)	27.6%
Gross profit per unit sold:
New vehicle retail sales	$3,898	$2,262	$1,635	72.3%	$(153)	79.0%
Used vehicle retail sales	$1,981	$1,152	$829	71.9%	$(57)	76.8%
Used vehicle wholesale sales	$(146)	$(36)	$(110)	NM	$6	NM
Total used	$1,463	$788	$675	85.6%	$(41)	90.8%
F&I PRU	$1,117	$774	$343	44.3%	$(38)	49.1%
Other:
SG&A expenses	$60.5	$47.9	$12.7	26.4%	$(1.8)	30.1%
SG&A as % gross profit	65.1%	73.9%	(8.8)%
NM — Not Meaningful

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — Consolidated
(Unaudited)
(In millions, except per share data)

	Three Months Ended March 31, 2022
	U.S. GAAP	Dealership and real estate transactions	Non-GAAP adjusted
SG&A expenses	$418.5	$21.4	$439.8
Income (loss) from operations	$285.0	$(21.4)	$263.7

Income (loss) before income taxes	$262.3	$(21.4)	$240.9
Less: Provision (benefit) for income taxes	61.2	(4.9)	56.3
Net income (loss) from continuing operations	201.1	(16.5)	184.6
Less: Earnings (loss) allocated to participating securities	5.8	(0.5)	5.3
Net income (loss) from continuing operations available to diluted common shares	$195.3	$(16.0)	$179.3

Diluted earnings (loss) per common share from continuing operations	$11.78	$(0.97)	$10.81

Effective tax rate	23.3%		23.4%

SG&A as % gross profit (1)	57.7%		60.7%
Operating margin (2)	7.4%		6.9%
Pretax margin (3)	6.8%		6.3%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net income from discontinued operations	$1.8	$—	$1.8
Less: earnings allocated to participating securities	0.1	—	0.1
Net income from discontinued operations available to diluted common shares	$1.8	$—	$1.8

Net income (loss)	$202.9	$(16.5)	$186.4
Less: earnings (loss) allocated to participating securities	5.9	(0.5)	5.4
Net income (loss) available to diluted common shares	$197.1	$(16.0)	$181.0

Diluted earnings per common share from discontinued operations	$0.11	$—	$0.11
Diluted earnings (loss) per common share from continuing operations	11.78	(0.97)	10.81
Diluted earnings (loss) per common share	$11.88	$(0.97)	$10.92
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items above.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — Consolidated
(Unaudited)
(In millions, except per share data)

	Three Months Ended March 31, 2021
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Legal matters	Non-GAAP adjusted
SG&A expenses	$311.4	$(2.2)	$0.3	$1.0	$310.4
Income (loss) from operations	$150.7	$2.2	$(0.3)	$(1.0)	$151.6

Income (loss) before income taxes	$130.0	$2.2	$(0.3)	$(1.0)	$130.9
Less: Provision (benefit) for income taxes	29.1	0.5	(0.1)	(0.2)	29.3
Net income (loss) from continuing operations	100.9	1.7	(0.2)	(0.8)	101.7
Less: Earnings allocated to participating securities	3.4	0.1	—	—	3.5
Net income (loss) from continuing operations available to diluted common shares	$97.5	$1.7	$(0.2)	$(0.7)	$98.2

Diluted earnings (loss) per common share from continuing operations	$5.47	$0.09	$(0.01)	$(0.04)	$5.51

Effective tax rate	22.4%				22.4%

SG&A as % gross profit (1)	64.7%				64.5%
Operating margin (2)	5.1%				5.1%
Pretax margin (3)	4.4%				4.4%

Same Store SG&A expenses	$306.5	$(2.2)	$—	$1.0	$305.3
Same Store SG&A as % gross profit (1)	64.5%				64.3%

Same Store income (loss) from operations	$149.7	$2.2	$—	$(1.0)	$150.9
Same Store operating margin (2)	5.1%				5.2%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net income from discontinued operations	$1.0	$—	$1.0
Less: earnings allocated to participating securities	—	—	—
Net income from discontinued operations available to diluted common shares	$1.0	$—	$1.0

Net income	$101.9	$0.7	$102.7
Less: earnings allocated to participating securities	3.5	—	3.5
Net income available to diluted common shares	$98.5	$0.7	$99.2

Diluted earnings per common share from discontinued operations	$0.06	$—	$0.06
Diluted earnings per common share from continuing operations	5.47	0.04	5.51
Diluted earnings per common share	$5.52	$0.04	$5.57
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items above.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — U.S.
(Unaudited)
(In millions)

	Three Months Ended March 31, 2022
	U.S. GAAP	Dealership and real estate transactions	Non-GAAP adjusted
SG&A expenses	$353.6	$18.7	$372.3
SG&A as % gross profit (1)	56.9%		60.0%

	Three Months Ended March 31, 2021
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Legal matters	Non-GAAP adjusted
SG&A expenses	$261.7	$(2.2)	$0.9	$1.0	$261.4
SG&A as % gross profit (1)	63.0%				62.9%

Same Store SG&A expenses	$258.7	$(2.2)	$—	$1.0	$257.4
Same Store SG&A as % gross profit (1)	63.1%				62.8%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — U.K.
(Unaudited)
(In millions)

	Three Months Ended March 31, 2022
	U.S. GAAP	Dealership and real estate transactions	Non-GAAP Adjusted
SG&A expenses	$64.9	$2.7	$67.5
SG&A as % gross profit (1)	62.5%		65.1%

	Three Months Ended March 31, 2021
	U.S. GAAP	Dealership and real estate transactions	Non-GAAP Adjusted
SG&A expenses	$49.6	$(0.6)	$49.1
SG&A as % gross profit (1)	75.2%		74.3%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.